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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934






      Date of Report (Date of earliest event reported): FEBRUARY 3, 1997






                             U.S. DIAGNOSTIC INC.
                             --------------------
            (Exact name of registrant as specified in its charter)




           DELAWARE                    1-13392              11-3146389
           --------                    -------              ----------
(State or other jurisdiction      (Commission File        (IRS Employer
       of incorporation)               Number)          Identification No.)




                            777 SOUTH FLAGLER DRIVE
                             12TH FLOOR EAST TOWER
                        WEST PALM BEACH, FLORIDA 33401
                   ----------------------------------------
                   (Address of principal executive offices)

                                (561) 832-8006
                                --------------
                        (Registrant's telephone number)






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ITEM 5.     OTHER EVENTS.

     On February 3, 1997, U.S. Diagnostic Inc. issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by this reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press Release of U.S. Diagnostic Inc. dated February 3, 1997.





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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 U.S. DIAGNOSTIC INC.




                                            By:/s/ Joseph A. Paul
                                               --------------------------------
                                               Joseph A. Paul
                                               Acting Chief Executive Officer
                                               and President and Chief
                                               Operating Officer





Date:  February 11, 1997













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